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                                                                   EXHIBIT 10.35

                         SIXTH AMENDMENT TO CREDIT AGREEMENT


     WHITEFORD FOODS VENTURE, L.P., a Texas limited partnership with an address at 770 N. Center Street, Versailles, Ohio 45380 (the "Borrower"), PNC BANK, OHIO, NATIONAL ASSOCIATION, a national banking association (the "Agent"), THE FIFTH THIRD BANK OF WESTERN OHIO, an Ohio state banking corporation (previously incorrectly identified as a national banking association) with offices located at 123 Market Street, Piqua, Ohio 45356, and PNC BANK, OHIO, NATIONAL ASSOCIATION, a national banking association with offices located at 201 East Fifth Street, Cincinnati, Ohio 45202 (each individually a "Lender" and collectively "Lenders"), agree as follows, as of June 30, 1997 (the "Effective Date"):

     1.   RECITALS.

          1.1 The Borrower, the Agent and the Lenders entered into a Credit Agreement dated June 13, 1994, which was amended by an Amendment to Credit Agreement dated March 31, 1995, a Second Amendment to Credit Agreement dated April 20, 1995, a Third Amendment to Credit Agreement dated July 11, 1995, a Fourth Amendment to Credit Agreement dated November 7, 1995 and a Fifth Amendment and Waiver Agreement dated May 9, 1996 (collectively, the "Credit Agreement"). Capitalized terms used herein shall have the meanings given such terms in the Credit Agreement.

          1.2 The Borrower, the Agent and the Lenders desire to amend the Credit Agreement.

     2.   AMENDMENT.

          2.1 The first sentence of Section 2.1(e) of the Credit Agreement is deleted in its entirety and the following substituted in its place:

     The terms of the Facility shall expire and any outstanding but unpaid principal and any accrued but unpaid interest shall be paid in full on July 1, 1998 (the "Expiration Date"), or such later date as may be designated by the Lenders by a written notice from the Lenders to the Borrower (it being understood that in no event will the Lenders be under any obligation to extend or renew this Facility beyond the initial or any extended Expiration
     Date).

     3. REPRESENTATIONS AND WARRANTIES. To induce the Lender to enter into this Amendment to Credit Agreement (this "Amendment"), the Borrower represents and warrants as follows:

          3.1  The representations and warranties of the Borrower contained in
Section 3 of the Credit Agreement are deemed to have been made again on and as of the date of execution of this Amendment and will apply to this Sixth Amendment to Credit Agreement.

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          3.2  No Event of Default (as such term is defined in Section 8 of the
Credit Agreement) or event or condition which with the lapse of time or giving of notice or both would constitute an Event of Default exists on the date hereof.

          3.3 The person executing this Agreement is a duly elected and acting officer of the Borrower and is duly authorized by the Board of Directors of the Borrower to execute and deliver this Amendment on behalf of the Borrower.

     4. CONDITIONS. The Agent's and Lenders' consent to this Amendment is subject to the following conditions:

          4.1 The Lender shall have been furnished copies, certified by the Secretary or Assistant Secretary of the Borrower, of resolutions of the Board of Directors of the Borrower authorizing the execution of this Amendment, the Exhibits hereto and all other documents executed in connection herewith.

          4.2 The representations and warranties of the Borrower in Section 3 herein shall be true.

     5. CLAIMS AND RELEASE OF CLAIMS BY THE BORROWER AND THE GUARANTORS. The Borrower and each of the Guarantors represent and warrant that neither the Borrower nor any of the Guarantors has any claims, counterclaims, setoffs, actions or causes of actions, damages or liabilities of any kind or nature whatsoever whether at law or in equity, in contract or in tort, whether now accrued or hereafter maturing (collectively, "Claims") against the Lender, its direct or indirect parent corporation or any direct or indirect affiliates of such parent corporation, or any of the foregoing's respective directors, officers, employees, agents, attorneys and legal representatives, or the heirs, administrators, successors or assigns of any of them (collectively, "Lender Parties") that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As an inducement to the Lender to enter into this Agreement, the Borrower and each of the Guarantors jointly and severally, on behalf of themselves, and all of their respective heirs, administrators, successors and assigns hereby knowingly and voluntarily release and discharge all Lender Parties from any and all Claims, whether known or unknown, that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As used herein, the term "Prior Related Event" means any transaction, event, circumstance, action, failure to act, occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun at any time prior to the Effective Date or occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of any of the terms of the Loan Agreement, the Note or any documents executed in connection with the Loan Agreement or which was related to or connected in any manner, directly or indirectly to the Loan.

     6.   GENERAL.

          6.1 Except as expressly modified herein, the Credit Agreement, as amended,

                                          2

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is and remains in full force and effect.

          6.2 Except as provided for in Section 3 above, nothing contained herein will be construed as waiving any default or Event of Default under the Credit Agreement or will affect or impair any right, power or remedy of the Lender under or with respect to the Loan, the Credit Agreement, as amended, the Revolving Notes, as amended or any agreement or instrument guaranteeing, securing or otherwise relating to the Revolving Notes.

          6.3 This Amendment will be binding and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns.

          6.4 All representations, warranties and covenants made by the Borrower herein will survive the execution and delivery of this Amendment.

          6.5 This Amendment will in all respects be governed and construed in accordance with the laws of the State of Ohio.


     Executed as of the Effective Date.

                              WHITEFORD FOODS VENTURE, L.P.,
                              a Texas limited partnership

                              By:  G/W FOODS, INC., a general partner,
                                   a Texas corporation


                                   By: /s/ Albert D. Greenaway
                                   --------------------------------
                                   Print Name:  Albert D. Greenaway
                                              ---------------------
                                   Title:  President
                                          -------------------------

PNC BANK, OHIO, NATIONAL ASSOCIATION, as Agent, a national banking association


By: /s/ Timothy E. Reilly
--------------------------------
Print Name:  Timothy E. Reilly
           ---------------------
Title:  Vice President
       -------------------------
                                          3

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THE FIFTH THIRD BANK OF WESTERN OHIO,
an Ohio state banking corporation

By: /s/ K. Douglas Compton
---------------------------------
Print Name:  K. Douglas Compton
           ----------------------
Title:  Vice President
       --------------------------

PNC BANK, OHIO, NATIONAL ASSOCIATION
a national banking association

By: /s/ Timothy E. Reilly
-----------------------------------
Print Name:  Timothy E. Reilly
            -----------------------
Title:  Vice President
       ----------------------------

STATE OF OHIO       )
                    ) SS:
COUNTY OF MONTGOMERY)

     The foregoing instrument was acknowledged before me this 30th day of June, 1997 by Albert D. Greenaway, President of G/W Foods, Inc., a Texas corporation, on behalf of the corporation as general partner of Whiteford Foods Venture, L.P., a Texas Limited Partnership.

                              /s/ David E. Hummel, JR.
                              ------------------------------------
                              Notary Public:  David E. Hummel, Jr.
                              Notary Public, State of Ohio
                              My Commission Expires Nov. 17, 1997


STATE OF            )
                    ) SS:
COUNTY OF           )

     The foregoing instrument was acknowledged before me this ____ day of ______, 1997 by K. Douglas Compton of The Fifth Third Bank of Western Ohio, an Ohio state banking corporation, on behalf of the banking corporation.

                              /s/
                              ------------------------------------
                              Notary Public:  David E. Hummel, Jr.
                              Notary Public, State of Ohio
                              My Commission Expires Nov. 17, 1997


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